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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(D) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 14, 2002

K2 INC.
(exact name of Registrant as specified in its charter)

DELAWARE (State of Incorporation)	1-4290 (Commission File No.)	95-2077125 (I.R.S. Employer Identification No.)

4900 SOUTH EASTERN AVENUE, LOS ANGELES, CA (Address of principal executive offices)	90040 (Zip Code)

(323) 724-2800
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

  (c)
  Exhibits

      The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description
99.1	Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9.  Regulation FD Disclosure.

        Attached hereto as Exhibit 99.1 is the certification required by Section 906 of the Sarbanes-Oxley Act of 2002, to accompany K2's Quarterly Report on Form 10Q dated August 14, 2002

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2002	K2 INC.

	By:	/s/ RICHARD M. RODSTEIN Richard M. Rodstein President and Chief Executive Officer

Dated: August 14, 2002	K2 INC.

	By:	/s/ JOHN J. RANGEL John J. Rangel Senior Vice President—Finance

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  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURES